      NA
                            [PORTRAIT OF JOHN DEERE]                      XXX
   NUMBER                                                                SHARES

                                                           --------------------
COMMON STOCK                     DEERE & COMPANY             CUSIP 244199 10 5
$1 PAR VALUE             INCORPORATED UNDER THE LAWS OF    --------------------
                             THE STATE OF DELAWARE           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF DEERE & COMPANY TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY A TRANSFER AGENT AND REGISTERED BY A REGISTRAR.
    WITNESS THE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE COMPANY.

DATED    SPECIMEN                                            SPECIMEN

COUNTERSIGNED AND REGISTERED:
                 THE BANK OF NEW YORK
                                        TRANSFER AGENT
                                         AND REGISTRAR
BY

   7-9-97                         AUTHORIZED SIGNATURE            7-9-97

                                    [LOGO]

/s/ Frank S. Cottrell                                       /s/ Hans W. Becherer
    SECRETARY                                                   CHAIRMAN

    ABN SECOL                                                      ABN SECOL

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                                   DEERE & COMPANY

     The Company will furnish to any stockholder, upon written request to its principal office and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of its stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement, as amended, between Deere & Company (the "Company") and the Rights Agent dated as of December 9, 1987 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by the certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-             as tenants in common
TEN ENT-             as tenants by the entireties
JT TEN-              as joint tenants with right of survivorship and not as
                     tenants in common
UNIF GIFT MIN ACT -                       Custodian
                     ----------------------------------------------------------
                             (Cust)                            (Minor)

                     under Uniform Gifts to Minors Act
                                                       ------------------------
                                                              (State)

Additional abbreviations may also be used though not in the above list.

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS AND ZIP CODE OF ASSIGNEE BELOW.


For value received,                       hereby sell, assign and transfer unto
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                                             PLEASE INSERT SOCIAL SECURITY OR
                                               OTHER IDENTIFYING NUMBER OF
                                                         ASSIGNEE
                                            -----------------------------------
Name
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Name
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Name
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Street
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City, State and Zip Code
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Shares of the capital stock and associated Rights represented by the within
Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
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Signature of stockholder
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Signature of stockholder
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Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEED